UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:	Managed Account Series
BlackRock GA Disciplined Volatility Equity Fund
BlackRock GA Dynamic Equity Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2023

Date of reporting period: 04/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2023

2023 Annual Report

Managed Account Series

•  BlackRock GA Disciplined Volatility Equity Fund

•  BlackRock GA Dynamic Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.63%	2.66%

U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)

International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42

Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2023	BlackRock GA Disciplined Volatility Equity Fund

Investment Objective

BlackRock GA Disciplined Volatility Equity Fund’s (the “Fund”) investment objective is to seek to provide risk-adjusted total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, all of the Fund’s share classes outperformed its benchmark, the MSCI ACWI Minimum Volatility (USD) Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options (except with respect to fixed-income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Positive contributions to the Fund’s performance relative to the benchmark over the 12-month period were led by security selection, most notably within the consumer discretionary, financials, healthcare and utilities sectors. Currency management also contributed to returns, most notably an overweight to the euro.

The largest detractor for the period was security selection within the materials sector. An underweight to healthcare and overweight to information technology and energy also weighed on performance.

During the reporting period, cash helped manage portfolio volatility and served as a source of funds for new investments. Exposure to cash and cash equivalents contributed to performance over the period.

Describe recent portfolio activity.

During the reporting period, the Fund’s overall equity allocation increased from 90% to 92% of net assets. On a sector basis, the Fund increased its exposure to financials, industrials, consumer staples, healthcare and consumer discretionary, and decreased exposure to communication services, real estate, materials, and utilities. From a regional perspective, the Fund increased exposure to select emerging markets and the United Kingdom, and decreased exposure to developed Europe, the United States and Canada.

Reflecting the changes in the Fund’s overall allocations to equity during the reporting period, the Fund’s exposure to cash and cash equivalent holdings decreased from 10% to 8% of net assets.

Describe portfolio positioning at period end.

Relative to its benchmark, the Fund ended the reporting period overweight information technology, consumer discretionary and industrials, and underweight communication services, financials, utilities, materials, consumer staples, healthcare and real estate. From a regional perspective, the Fund was overweight Europe, and underweight the United States, Asia and the Middle East.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on June 1, 2017.

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(b)	The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
(c)

An unmanaged index that aims to reflect the performance characteristics of a minimum variance strategy applied to large- and mid-cap equities across certain developed and emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock GA Disciplined Volatility Equity Fund

Performance

	Average Annual Total Returns(a)

	1 Year	5 Years	Since Inception	(b)

Institutional	7.67%	7.26%	6.73%
Class K	7.71	7.31	6.78

MSCI ACWI Minimum Volatility (USD) Index	0.88	5.63	5.73

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on June 1, 2017.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,138.70	$ 2.92		$ 1,000.00	$ 1,022.07	$ 2.76		0.55%
Class K	1,000.00	1,138.80	2.65		1,000.00	1,022.32	2.51		0.50

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	2.3%
LVMH Moet Hennessy Louis Vuitton SE	1.8
ASML Holding NV	1.6
Mastercard, Inc., Class A	1.5
Cadence Design Systems, Inc.	1.5
Novo Nordisk A/S, Class B	1.3
Gilead Sciences, Inc.	1.3
VeriSign, Inc.	1.1
Alphabet, Inc., Class C	1.1
S&P Global, Inc.	1.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

United States	59.7%
China	9.1
Japan	7.6
France	3.1
India	3.0
Taiwan	2.7
Hong Kong	1.9
United Kingdom	1.8
Switzerland	1.7
Netherlands	1.6
South Korea	1.4
Denmark	1.3
Italy	1.0
Other#	3.7
Other Assets Less Liabilities	0.4

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2023	BlackRock GA Dynamic Equity Fund

Investment Objective

BlackRock GA Dynamic Equity Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, all of the Fund’s share classes outperformed its benchmark, the MSCI World Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options (except with respect to fixed-income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

From a sector perspective, the primary contributors to performance included security selection within healthcare, consumer discretionary and financials. An underweight to real estate also contributed to performance. Currency management, notably underweights to the euro, Canadian dollar and Australian dollar, added to returns.

Tactical positioning on U.S. equity index futures implemented to help manage the Fund’s overall regional exposure detracted from performance, as did security selection within consumer staples. Security selection within energy negatively impacted performance as well but this was partially offset by an overweight to the sector.

Describe recent portfolio activity.

During the reporting period, the Fund increased exposure to the financials, consumer staples, healthcare and industrials sectors, and decreased exposure to materials, consumer discretionary and energy. From a regional perspective, the Fund increased exposure to select developed European markets, as well as to Japan and Canada, and reduced exposure to the United States, China and South Korea.

Describe portfolio positioning at period end.

Relative to its benchmark, the Fund ended the reporting period overweight healthcare, communication services, energy and consumer discretionary, and underweight financials, industrials, real estate, consumer staples and materials. From a regional perspective, the Fund was overweight the United States, select developed European markets, and China, and was underweight Japan, Australia and Canada.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on June 1, 2017.
(a)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(b)	The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
(c)	A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock GA Dynamic Equity Fund

Performance

	Average Annual Total Returns(a)

	1 Year	5 Years	Since Inception	(b)

Institutional	4.34%	6.67%	7.99%
Class K	4.38	6.71	8.04

MSCI World Index	3.18	8.14	8.61

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on June 1, 2017.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,095.40	$ 2.86		$ 1,000.00	$ 1,022.07	$ 2.76		0.55%
Class K	1,000.00	1,095.50	2.60		1,000.00	1,022.32	2.51		0.50

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	4.9%
Apple, Inc.	3.6
Alphabet, Inc., Class C	2.7
Amazon.com, Inc.	2.2
UnitedHealth Group, Inc.	1.8
Nestle SA	1.6
Enbridge, Inc.	1.4
Marsh & McLennan Cos., Inc.	1.4
Sempra Energy	1.4
Boston Scientific Corp.	1.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

United States	66.0%
France	5.6
United Kingdom	4.7
Germany	4.7
Netherlands	4.2
Japan	3.2
Switzerland	2.9
Canada	2.3
China	2.1
Spain	1.2
Other#	3.1
Other Assets Less Liabilities	—(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 0.1%.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. On November 30, 2018, all issued and outstanding shares of each Fund were redesignated as Class K Shares. Institutional Shares performance shown prior to the Institutional Shares inception date of November 30, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Institutional Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments April 30, 2023	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 0.6%
TC Energy Corp.	5,832	$242,388
TELUS Corp.	18,719	396,804

		639,192

China — 9.1%
Agricultural Bank of China Ltd., Class H	970,000	375,033
Alibaba Group Holding Ltd.(a)	9,500	100,449
Baidu, Inc., Class A(a)	9,050	136,220
Bank of China Ltd., Class H	1,639,000	654,548
Bank of Communications Co. Ltd., Class H	277,000	178,914
BYD Co. Ltd., Class A	5,552	205,765
BYD Co. Ltd., Class H	16,500	500,383
China Conch Venture Holdings Ltd.	86,000	137,215
China Construction Bank Corp., Class H	1,091,000	729,362
China Longyuan Power Group Corp. Ltd., Class H	90,000	94,452
China Merchants Bank Co. Ltd., Class H	37,000	178,604
China Tower Corp. Ltd., Class H(b)	4,126,000	526,574
COSCO SHIPPING Energy Transportation Co. Ltd., Class A(a)	39,900	75,571
COSCO SHIPPING Holdings Co. Ltd., Class H	256,500	297,930
Country Garden Services Holdings Co. Ltd.	86,000	135,153
CRRC Corp. Ltd., Class H	283,000	183,130
Dongfang Electric Corp. Ltd., Class A	103,700	261,466
Fosun International Ltd.	125,500	88,016
GoodWe Technologies Co. Ltd., Class A	2,411	90,745
Hengdian Group DMEGC Magnetics Co. Ltd., Class A	24,800	68,145
Industrial & Commercial Bank of China Ltd., Class H	1,066,000	573,512
JD Health International, Inc.(a)(b)	43,450	313,541
JD.com, Inc., Class A	12,650	225,775
Jiangsu Pacific Quartz Co. Ltd., Class A	10,800	185,298
Jiangxi Copper Co. Ltd., Class H	92,000	163,663
Joinn Laboratories China Co. Ltd., Class A	11,400	81,666
Kingboard Holdings Ltd.	36,000	110,258
Kuaishou Technology(a)(b)	16,400	108,570
Kunlun Energy Co. Ltd.	118,000	109,387
LONGi Green Energy Technology Co. Ltd., Class A	45,600	230,381
Lufax Holding Ltd., ADR	56,592	96,206
Meituan, Class B(a)(b)	9,260	158,258
NetEase, Inc.	16,600	295,520
Ningbo Deye Technology Co. Ltd., Class A	11,000	399,970
Ningbo Joyson Electronic Corp., Class A(a)	29,400	65,555
Nongfu Spring Co. Ltd., Class H(b)	26,200	142,155
PetroChina Co. Ltd., Class H	768,000	533,479
Ping An Bank Co. Ltd., Class A	55,100	100,064
Postal Savings Bank of China Co. Ltd., Class H(b)	243,000	158,434
Shanghai Aiko Solar Energy Co. Ltd., Class A(a)	80,500	363,846
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	24,500	70,036
Shenzhen Kstar Science And Technology Co. Ltd., Class A	13,500	91,170
Tencent Holdings Ltd.	2,400	106,599
Want Want China Holdings Ltd.	88,000	56,122
Yadea Group Holdings Ltd.(b)	50,000	116,901

		9,874,041

Denmark — 1.3%
Novo Nordisk A/S, Class B	8,779	1,460,425

France — 3.1%
Hermes International	288	625,270

Security	Shares	Value

France (continued)
L’Oreal SA	1,254	$599,307
LVMH Moet Hennessy Louis Vuitton SE	2,077	1,997,827
TotalEnergies SE	1,987	126,969

		3,349,373

Germany — 0.4%
Symrise AG	3,675	444,023

Hong Kong — 1.9%
CK Asset Holdings Ltd.	55,000	325,222
GCL Technology Holdings Ltd.(a)	902,000	226,484
Hang Seng Bank Ltd.	6,700	99,313
HKT Trust & HKT Ltd., Class SS	306,000	402,167
MTR Corp. Ltd.	69,000	344,760
Orient Overseas International Ltd.	16,500	335,234
WH Group Ltd.(b)	577,000	321,238

		2,054,418

India — 3.0%
AU Small Finance Bank Ltd.(b)	12,688	103,423
Bajaj Auto Ltd.	7,175	389,430
Bandhan Bank Ltd.(a)(b)	49,790	140,210
Eicher Motors Ltd.	3,357	135,939
HCL Technologies Ltd.	35,447	463,435
Indian Oil Corp. Ltd.	191,178	190,524
Infosys Ltd.	25,297	390,311
Kotak Mahindra Bank Ltd.	4,608	109,671
Oil & Natural Gas Corp. Ltd.	79,823	155,675
Power Grid Corp. of India Ltd.	108,695	316,064
Samvardhana Motherson International Ltd.	232,240	209,181
Sun Pharmaceutical Industries Ltd.	14,336	173,410
Tata Consultancy Services Ltd.	8,707	344,246
Torrent Pharmaceuticals Ltd.	5,668	114,748

		3,236,267

Ireland — 0.9%
Allegion PLC	3,158	348,896
Kingspan Group PLC	4,521	313,304
Medtronic PLC	1,634	148,612
Seagate Technology Holdings PLC	2,842	167,025

		977,837

Italy — 1.0%
Ferrari NV	3,456	963,009
UniCredit SpA	4,051	80,272

		1,043,281

Japan — 7.6%
ANA Holdings, Inc.(a)	10,500	229,037
Astellas Pharma, Inc.	31,700	477,546
BayCurrent Consulting, Inc.	16,100	559,636
CyberAgent, Inc.	23,900	208,566
Daiwa Securities Group, Inc.	85,500	397,121
Disco Corp.	1,100	125,241
Hirose Electric Co. Ltd.	1,300	175,446
Hoya Corp.	3,600	377,478
Japan Post Bank Co. Ltd.	50,800	405,667
Keio Corp.	2,400	89,136
Keyence Corp.	300	135,287
M3, Inc.	5,000	122,730
Mitsubishi Heavy Industries Ltd.	3,900	147,889
MonotaRO Co. Ltd.	8,600	130,108
Nihon M&A Center Holdings, Inc.	21,800	166,636
Nippon Shinyaku Co. Ltd.	2,900	132,613

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nippon Yusen KK	6,300	$148,925
Nitto Denko Corp.	4,000	258,593
Nomura Holdings, Inc.	33,600	120,453
Nomura Research Institute Ltd.	15,000	377,393
ORIX Corp.	13,700	233,072
Otsuka Holdings Co. Ltd.	5,400	183,712
Secom Co. Ltd.	3,700	236,926
SG Holdings Co. Ltd.	31,700	456,157
Shin-Etsu Chemical Co. Ltd.	3,500	99,875
Shiseido Co. Ltd.	3,200	160,402
SoftBank Corp.	53,500	602,346
Sumitomo Realty & Development Co. Ltd.	4,100	95,732
Suntory Beverage & Food Ltd.	7,100	267,282
Takeda Pharmaceutical Co. Ltd.	5,600	185,691
Terumo Corp.	18,500	553,997
TOTO Ltd.	8,100	277,034
ZOZO, Inc.	9,200	193,608

		8,331,335

Mexico — 0.3%
Grupo Financiero Banorte SAB de CV, Class O	6,240	53,961
Wal-Mart de Mexico SAB de CV	61,563	248,211

		302,172

Netherlands — 1.6%
ASML Holding NV	2,793	1,772,472

Singapore — 0.6%
CapitaLand Ascott Trust	3,112	2,527
Capitaland Investment Ltd.	54,600	152,837
DBS Group Holdings Ltd.	2,600	64,246
Keppel Corp. Ltd.	51,300	238,206
Sembcorp Marine Ltd.(a)	1,825,962	170,294

		628,110

South Korea — 1.4%
Celltrion Healthcare Co. Ltd.	969	50,510
Cheil Worldwide, Inc.	18,042	249,668
DB Insurance Co. Ltd.	2,015	126,666
Hyundai Heavy Industries Co. Ltd.(a)	1,062	87,375
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	6,994	444,848
NCSoft Corp.	411	116,302
Samsung Fire & Marine Insurance Co. Ltd.	2,703	454,715

		1,530,084

Sweden — 0.9%
Assa Abloy AB, Class B	9,595	228,610
Epiroc AB, Class A	9,520	190,715
Hexagon AB, B Shares	40,175	459,992
Swedbank AB, A Shares	5,421	94,198

		973,515

Switzerland — 1.7%
Lonza Group AG, Registered Shares	1,854	1,156,228
Nestle SA, Registered Shares	4,185	536,892
STMicroelectronics NV	4,679	200,154

		1,893,274

Taiwan — 2.7%
ASE Technology Holding Co. Ltd.	74,000	243,279
Chunghwa Telecom Co. Ltd.	130,000	537,918
Far EasTone Telecommunications Co. Ltd.	130,000	334,018
Hua Nan Financial Holdings Co. Ltd.	164,432	117,420
Nien Made Enterprise Co. Ltd.	6,000	66,061
Novatek Microelectronics Corp.	10,000	136,711

Security	Shares	Value

Taiwan (continued)
Quanta Computer, Inc.	91,000	$254,805
Taiwan Cooperative Financial Holding Co. Ltd.	244,755	213,345
Taiwan Mobile Co. Ltd.	46,000	154,994
Taiwan Semiconductor Manufacturing Co. Ltd.	26,000	425,765
Unimicron Technology Corp.	35,000	166,297
Vanguard International Semiconductor Corp.	39,000	110,530
Wiwynn Corp.	5,000	190,283

		2,951,426

United Kingdom — 1.8%
Auto Trader Group PLC(b)	49,678	397,274
Ferguson PLC	1,036	145,889
London Stock Exchange Group PLC	5,245	550,690
Spirax-Sarco Engineering PLC	6,324	883,716

		1,977,569

United States — 56.2%
AbbVie, Inc.	2,211	334,126
Adobe, Inc.(a)	1,206	455,337
Advance Auto Parts, Inc.	2,143	269,011
Akamai Technologies, Inc.(a)	1,525	125,004
Alliant Energy Corp.	7,795	429,816
Allstate Corp.	4,358	504,482
Alphabet, Inc., Class C(a)	10,802	1,168,992
Altria Group, Inc.	4,021	191,038
Ameren Corp.	1,497	133,188
American Electric Power Co., Inc.	1,679	155,173
American International Group, Inc.	5,700	302,328
AmerisourceBergen Corp.	1,428	238,262
Amgen, Inc.	2,691	645,140
ANSYS, Inc.(a)	3,241	1,017,415
AT&T, Inc.	7,948	140,441
Atlassian Corp., Class A(a)	845	124,773
Aura Biosciences, Inc.(a)	2,309	20,873
Automatic Data Processing, Inc.	1,808	397,760
AutoZone, Inc.(a)	338	900,199
Bath & Body Works, Inc.	2,740	96,174
Berkshire Hathaway, Inc., Class B(a)	1,323	434,672
Bills Holdings, Inc.(a)	2,828	217,219
Biogen, Inc.(a)	963	292,973
BioMarin Pharmaceutical, Inc.(a)	4,006	384,736
Booking Holdings, Inc.(a)	190	510,399
Boston Scientific Corp.(a)	4,175	217,601
Brown-Forman Corp., Class B	1,377	89,629
Cadence Design Systems, Inc.(a)	7,840	1,642,088
Cardinal Health, Inc.	4,408	361,897
CH Robinson Worldwide, Inc.	1,003	101,173
Cheniere Energy, Inc.	521	79,713
Cigna Group	856	216,816
Cintas Corp.	1,465	667,703
Cisco Systems, Inc.	18,317	865,478
CME Group, Inc., Class A	1,182	219,580
CMS Energy Corp.	2,848	177,316
Coca-Cola Co.	2,956	189,627
Colgate-Palmolive Co.	8,492	677,662
Consolidated Edison, Inc.	5,408	532,526
Costco Wholesale Corp.	2,142	1,077,897
Crowdstrike Holdings, Inc., Class A(a)	777	93,279
Domino’s Pizza, Inc.	483	153,338
DTE Energy Co.	3,944	443,345
Duke Energy Corp.	5,133	507,551
Edison International	1,341	98,698
Electronic Arts, Inc.	3,318	422,315

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Eli Lilly & Co.	1,553	$614,771
Evergy, Inc.	2,877	178,690
Eversource Energy	6,007	466,203
Expeditors International of Washington, Inc.	1,735	197,512
Exxon Mobil Corp.	592	70,057
FactSet Research Systems, Inc.	640	263,482
Fidelity National Information Services, Inc.	5,233	307,282
Floor & Decor Holdings, Inc., Class A(a)	6,553	650,975
Fox Corp., Class A	2,593	86,243
GE HealthCare Technologies, Inc.(a)	2,096	170,489
Gen Digital, Inc.	24,150	426,730
General Mills, Inc.	4,900	434,287
Gilead Sciences, Inc.	17,550	1,442,785
GoDaddy, Inc., Class A(a)	3,117	235,895
Hartford Financial Services Group, Inc.	8,501	603,486
Healthpeak Properties, Inc.	10,109	222,095
Hewlett Packard Enterprise Co.	23,060	330,219
Hilton Worldwide Holdings, Inc.	2,052	295,529
Hormel Foods Corp.	2,604	105,306
Humana, Inc.	402	213,257
Illinois Tool Works, Inc.	652	157,745
Intercontinental Exchange, Inc.	1,043	113,614
Intuit, Inc.	2,125	943,394
Intuitive Surgical, Inc.(a)	3,776	1,137,407
Johnson & Johnson	4,302	704,237
Johnson Controls International PLC	2,146	128,417
Kellogg Co.	10,617	740,748
Keurig Dr. Pepper, Inc.	15,578	509,401
Keysight Technologies, Inc.(a)	3,423	495,103
Kimberly-Clark Corp.	2,825	409,314
Kinder Morgan, Inc.	11,335	194,395
Kraft Heinz Co.	2,965	116,436
Kroger Co.	18,976	922,803
Linde PLC	303	111,943
Lowe’s Cos., Inc.	255	52,997
Marathon Oil Corp.	6,424	155,204
Marathon Petroleum Corp.	355	43,310
Marsh & McLennan Cos., Inc.	5,838	1,051,949
Masimo Corp.(a)	2,320	438,805
Mastercard, Inc., Class A	4,323	1,642,870
McDonald’s Corp.	41	12,126
McKesson Corp.	2,326	847,222
Merck & Co., Inc.	7,961	919,257
MetLife, Inc.	2,840	174,177
Mettler-Toledo International, Inc.(a)	74	110,371
MGM Resorts International	7,170	322,076
Microsoft Corp.	8,287	2,546,264
Moody’s Corp.	1,046	327,524
Motorola Solutions, Inc.	1,024	298,394
Newmont Corp.	12,208	578,659
NextEra Energy, Inc.	5,371	411,580
NIKE, Inc., Class B	5,065	641,837
Nucor Corp.	1,170	173,371
O’Reilly Automotive, Inc.(a)	179	164,198
Otis Worldwide Corp.	3,082	262,895
Ovintiv, Inc.	3,937	142,047
Palo Alto Networks, Inc.(a)	655	119,511
Paychex, Inc.	4,802	527,548
Paycom Software, Inc.(a)	1,277	370,802
Paylocity Holding Corp.(a)	1,806	349,082
PepsiCo, Inc.	5,990	1,143,431

Security	Shares	Value

United States (continued)
Philip Morris International, Inc.	921	$92,072
Procter & Gamble Co.	4,784	748,122
Public Storage	1,344	396,251
Regeneron Pharmaceuticals, Inc.(a)	282	226,105
Rollins, Inc.	3,693	156,029
S&P Global, Inc.	3,221	1,167,870
Salesforce, Inc.(a)	2,534	502,670
Sealed Air Corp.	8,123	389,823
Sirius XM Holdings, Inc.	81,238	308,704
Splunk, Inc.(a)	4,293	370,228
Thermo Fisher Scientific, Inc.	1,041	577,651
Tractor Supply Co.	638	152,099
TransDigm Group, Inc.	537	410,805
Travelers Cos., Inc.	1,899	343,985
Ulta Beauty, Inc.(a)	248	136,755
UnitedHealth Group, Inc.	1,549	762,247
Unity Software, Inc.(a)	2,582	69,637
VeriSign, Inc.(a)	5,608	1,243,854
Verisk Analytics, Inc.	3,935	763,823
Verizon Communications, Inc.	16,730	649,626
Vertex Pharmaceuticals, Inc.(a)	1,029	350,611
VF Corp.	11,084	260,585
Viatris, Inc.	19	177
Visa, Inc., Class A	5,016	1,167,374
Walgreens Boots Alliance, Inc.	10,681	376,505
Walmart, Inc.	3,969	599,200
Warner Bros Discovery, Inc., Class A(a)	606	8,248
Waste Management, Inc.	1,543	256,215
Waters Corp.(a)	982	294,954
WEC Energy Group, Inc.	7,438	715,312
Whirlpool Corp.	1,351	188,586
Willis Towers Watson PLC	1,123	260,087
Workday, Inc., Class A(a)	953	177,391
Xcel Energy, Inc.	4,724	330,255
Yum! Brands, Inc.	1,898	266,821
Zoetis, Inc.	910	159,960
Zscaler, Inc.(a)	3,034	273,363

		61,306,520

Total Long-Term Investments — 96.1% (Cost: $97,340,663)		104,745,334

Short-Term Securities

Money Market Funds — 3.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(c)(d)	3,818,942	3,818,942

Total Short-Term Securities — 3.5% (Cost: $3,818,942)		3,818,942

Total Investments — 99.6% (Cost: $101,159,605)		108,564,276

Other Assets Less Liabilities — 0.4%		439,684

Net Assets — 100.0%		$109,003,960

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock GA Disciplined Volatility Equity Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$8,460,212	$—	$(4,641,270	)(a)	$—	$—	$3,818,942	3,818,942	$131,726	$—
iShares Gold Trust(b)	—	121,432	(124,815)		3,383	—	—	—	—	—

					$3,383	$—	$3,818,942		$131,726	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

INR	224,899,589	USD	2,728,255	Citibank N.A.	06/15/23	$17,320

HKD	2,109,266	USD	268,954	Bank of America N.A.	05/16/23	(96)
HKD	3,871,335	USD	494,892	Bank of America N.A.	05/16/23	(1,430)
JPY	60,000,000	USD	459,622	Bank of America N.A.	05/16/23	(18,311)
JPY	306,213,326	USD	2,337,203	Deutsche Bank AG	05/16/23	(84,947)
JPY	36,111,961	USD	270,697	Morgan Stanley & Co. International PLC	05/16/23	(5,087)
TWD	10,000,000	USD	327,542	Bank of America N.A.	05/16/23	(2,233)
TWD	21,267,972	USD	700,648	Bank of America N.A.	05/16/23	(8,781)
TWD	8,244,694	USD	268,358	BNP Paribas SA	05/16/23	(150)
USD	268,260	DKK	1,818,117	Bank of America N.A.	05/16/23	(766)
USD	250,562	DKK	1,761,773	Deutsche Bank AG	05/16/23	(10,126)
USD	4,094,171	EUR	3,806,465	JPMorgan Chase Bank N.A.	05/16/23	(103,429)
USD	321,928	EUR	292,791	Morgan Stanley & Co. International PLC	05/16/23	(949)
USD	438,732	GBP	357,149	BNP Paribas SA	05/16/23	(10,250)
USD	457,776	GBP	379,915	Morgan Stanley & Co. International PLC	05/16/23	(19,827)
USD	495,479	INR	41,263,496	Morgan Stanley & Co. International PLC	05/16/23	(9,044)
USD	267,222	SEK	2,749,312	BNP Paribas SA	05/16/23	(1,047)
HKD	10,484,276	USD	1,339,686	JPMorgan Chase Bank N.A.	06/15/23	(1,603)

						(278,076)

						$(260,756)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Citibank N.A.(b)	02/26/24 – 02/24/28	$(741,945)	$122,397	(c)	$(610,817)	15.3%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/24	(3,909,539)	599,264	(e)	(3,385,969)	17.7

					$721,661		$(3,996,786)

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(8,731) of net dividends and financing fees.
(e)	Amount includes $75,694 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock GA Disciplined Volatility Equity Fund

OTC Total Return Swaps (continued)

	(b)	(d)
Range:	0-232 basis points	0-150 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates on February 26, 2024, February 27, 2024, March 4, 2025, June 6, 2025, June 26, 2025, July 3, 2025, August 12, 2025 and February 24, 2028:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Brazil
Ambev SA	228,416	$648,457	(106.2)%
Atacadao SA	72,603	156,478	(25.6)
Lojas Renner SA	66,834	212,248	(34.8)
Telefonica Brasil SA	19,573	161,362	(26.4)

		1,178,545

Canada
Barrick Gold Corp.	8,684	165,110	(27.0)
Rogers Communications, Inc., Class B	7,982	394,372	(64.6)

		559,482

Denmark
AP Moller - Maersk A/S, Class B	63	113,876	(18.6)
Novozymes A/S, B Shares	4,573	238,082	(39.0)

		351,958

Finland
Kesko OYJ, B Shares	5,103	106,387	(17.4)

France
Carrefour SA	8,198	170,523	(27.9)
Dassault Systemes SE	8,696	353,020	(57.8)

		523,543

Germany
Merck KGaA	1,538	275,869	(45.2)
Scout24 SE	2,354	146,718	(24.0)

		422,587

Italy
Coca-Cola HBC AG	4,118	125,709	(20.6)
Snam SpA	41,997	233,406	(38.2)

		359,115

Luxembourg
ArcelorMittal SA	5,266	149,605	(24.5)

Mexico
Grupo Aeroportuario del Sureste SAB de CV, Class B	10,735	308,117	(50.4)

Netherlands
ABN AMRO Bank NV, CVA	7,420	118,922	(19.5)

Security	Shares	Value	% of Basket Value

Netherlands (continued)
Argenx SE	311	$119,968	(19.6)%
Universal Music Group NV	5,515	120,488	(19.7)

		359,378

South Africa
Capitec Bank Holdings Ltd.	1,484	129,224	(21.1)
Gold Fields Ltd.	14,413	224,602	(36.8)

		353,826

Spain
Aena SME SA, Class A	797	134,228	(22.0)

Sweden
Telefonaktiebolaget LM Ericsson, B Shares	74,369	409,453	(67.1)
Telia Co. AB	130,791	364,144	(59.6)

		773,597

Switzerland
Alcon, Inc., Class A	7,410	539,569	(88.3)
Kuehne & Nagel International AG, Registered Shares	1,490	441,421	(72.3)
Novartis AG, Registered Shares	5,701	583,178	(95.5)
Swisscom AG, Registered Shares	242	166,145	(27.2)

		1,730,313

United States
Brookfield Renewable Corp., Class A	4,803	160,484	(26.2)
Haleon PLC	55,540	244,193	(40.0)
JBS S/A	80,979	290,614	(47.6)

		695,291

Total Reference Entity — Long		8,005,972

Reference Entity — Short

Common Stocks

Brazil
Eneva SA	(52,457)	(119,369)	19.6
Hapvida Participacoes e Investimentos S/A	(359,997)	(199,204)	32.6

		(318,573)

China
C&D International Investment Group Ltd.	(73,000)	(224,813)	36.8
China Jinmao Holdings Group Ltd.	(848,000)	(158,425)	25.9
China Meidong Auto Holdings Ltd.	(60,000)	(93,108)	15.2
China Traditional Chinese Medicine Holdings Co. Ltd.	(202,000)	(110,425)	18.1
Innovent Biologics, Inc.	(11,000)	(52,889)	8.7
Li Ning Co. Ltd.	(14,500)	(103,698)	17.0
Longfor Group Holdings Ltd.	(44,500)	(121,774)	19.9
Sunny Optical Technology Group Co., Ltd.	(6,500)	(68,687)	11.2

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock GA Disciplined Volatility Equity Fund

Security	Shares	Value	% of Basket Value

China (continued)
Zhaojin Mining Industry Co., Ltd., Class H	(184,000)	$(292,906)	48.0%
ZhongAn Online P&C Insurance Co. Ltd., Class H	(118,100)	(367,649)	60.2

		(1,594,374)

Denmark
Tryg A/S	(5,037)	(119,039)	19.5

Finland
Metso Outotec OYJ	(23,783)	(262,582)	43.0

France
Sartorius Stedim Biotech	(412)	(110,374)	18.1

Germany
HelloFresh SE	(3,648)	(97,957)	16.0
LEG Immobilien SE	(5,266)	(327,773)	53.7
Siemens Healthineers AG	(3,041)	(189,532)	31.0

		(615,262)

Hong Kong
Swire Pacific Ltd., Class A	(14,000)	(111,134)	18.2

Japan
Fujitsu Ltd.	(1,500)	(199,916)	32.7
Hikari Tsushin, Inc.	(1,400)	(191,023)	31.3
Rakuten Group, Inc.	(40,500)	(202,012)	33.1
Square Enix Holdings Co. Ltd.	(4,600)	(226,362)	37.0

		(819,313)

Mexico
Grupo Financiero Inbursa SAB de CV, Class O	(127,950)	(311,415)	51.0

Netherlands
ASM International NV	(900)	(326,744)	53.5

Norway
Adevinta ASA, Class A	(43,810)	(337,467)	55.3
Aker BP ASA, Class A	(3,966)	(94,810)	15.5
Salmar ASA	(3,276)	(145,548)	23.8

		(577,825)

Poland
mBank SA	(2,111)	(176,707)	28.9

Sweden
Getinge AB, B Shares	(3,941)	(100,026)	16.4
Sagax AB, Class B	(4,172)	(102,334)	16.7

		(202,360)

Switzerland
Bachem Holding AG	(3,025)	(330,451)	54.1

United States
Align Technology, Inc., Class A	(306)	(99,542)	16.3
Coinbase Global, Inc., Class A	(3,543)	(190,578)	31.2
Digital Realty Trust, Inc.	(1,917)	(190,070)	31.1
EPAM Systems, Inc.	(387)	(109,304)	17.9
First Citizens BancShares, Inc., Class A	(495)	(498,554)	81.6
First Horizon Corp.	(5,486)	(96,279)	15.8
Ford Motor Co.	(27,336)	(324,752)	53.2
Palantir Technologies, Inc., Class A	(16,873)	(130,766)	21.4
Plug Power, Inc.	(42,093)	(380,100)	62.2
ROBLOX Corp., Class A	(2,938)	(104,593)	17.1

Security	Shares	Value	% of Basket Value

United States (continued)
Take-Two Interactive Software, Inc.	(1,536)	$(190,909)	31.3%
Texas Pacific Land Corp.	(81)	(119,690)	19.6
Wolfspeed, Inc.	(1,127)	(52,462)	8.6

		(2,487,599)

Preferred Stocks

Germany
Sartorius AG	(651)	(253,037)	41.4

Total Reference Entity — Short		(8,616,789)

Net Value of Reference Entity — Citibank N.A		$(610,817)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date on February 8, 2024:

Security	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Australia
Aurizon Holdings Ltd.	143,082	$325,318	(9.6)%
Lottery Corp. Ltd.	93,825	314,594	(9.3)

		639,912

Canada
Franco Nevada Corp.	4,425	671,433	(19.8)
Open Text Corp.	16,505	625,067	(18.5)
Ritchie Bros Auctioneers, Inc.	3,865	221,142	(6.5)
TC Energy Corp.	2,248	93,431	(2.8)
TELUS Corp.	8,704	184,507	(5.4)

		1,795,580

France
Bollore SE	25,678	173,464	(5.1)
Hermes International	51	110,725	(3.3)
La Francaise des Jeux SAEM	3,422	146,262	(4.3)
Societe Generale SA	9,800	238,025	(7.0)

		668,476

Germany
United Internet AG, Registered Shares	27,110	465,461	(13.8)

Netherlands
Koninklijke Ahold Delhaize NV	11,918	409,796	(12.1)

Norway
Equinor ASA	21,878	629,890	(18.6)

Poland
PGE Polska Grupa Energetyczna SA	120,634	199,836	(5.9)

Saudi Arabia
Acwa Power Co., Class B	2,068	86,994	(2.6)
Arabian Internet & Communications Services Co.	3,969	297,101	(8.8)
Dr Sulaiman Al Habib Medical Services Group Co.	2,202	169,149	(5.0)

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock GA Disciplined Volatility Equity Fund

Security	Shares	Value	% of Basket Value

Saudi Arabia (continued)
Elm Co.	1,723	$204,334	(6.0)%
SABIC Agri-Nutrients Co.	5,762	207,173	(6.1)
Saudi Telecom Co.	15,687	188,808	(5.6)

		1,153,559

South Africa
Aspen Pharmacare Holdings Ltd.	10,433	104,422	(3.1)

Switzerland
Clariant AG, Registered Shares	6,621	110,440	(3.3)

United Kingdom
CNH Industrial NV	25,848	363,729	(10.7)

United States
Roche Holding AG	205	69,372	(2.0)
Roche Holding Par AG	3,741	1,171,457	(34.6)

		1,240,829

Preferred Stocks

Brazil
Cia Energetica de Minas Gerais	34,081	84,386	(2.5)

Total Reference Entity — Long		7,866,316

Reference Entity — Short

Common Stocks

Australia
Computershare Ltd.	(22,513)	(335,124)	9.9
IGO Ltd.	(12,637)	(116,373)	3.4
Mineral Resources Ltd.	(5,224)	(257,703)	7.6
Reece Ltd.	(18,174)	(221,389)	6.6
Woodside Energy Group Ltd.	(8,072)	(183,156)	5.4

		(1,113,745)

Brazil
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	(11,016)	(101,882)	3.0
Cia Siderurgica Nacional SA	(90,947)	(259,104)	7.7
Hapvida Participacoes e Investimentos S/A	(229,191)	(126,823)	3.7
Localiza Rent a Car SA	(16,654)	(193,692)	5.7

		(681,501)

Canada
Ivanhoe Mines Ltd.	(30,223)	(262,110)	7.7
TFI International, Inc.	(2,038)	(219,647)	6.5

		(481,757)

China
Chinasoft International Ltd.	(316,000)	(210,659)	6.2
Country Garden Holdings Co., Ltd.	(1,508,000)	(388,460)	11.5
Dongyue Group Ltd.	(117,000)	(119,061)	3.5
Flat Glass Group Co. Ltd., Class H	(75,000)	(210,848)	6.2
Microport Scientific Corp.	(199,000)	(441,558)	13.1
Tongcheng Travel Holdings Ltd.	(32,400)	(68,922)	2.0
Xiaomi Corp., Class B	(194,800)	(276,500)	8.2
Xtep International Holdings Ltd.	(141,500)	(165,030)	4.9
Yuexiu Property Co. Ltd.	(56,000)	(81,013)	2.4

		(1,962,051)

Comoros
Prosus NV	(1,681)	(125,795)	3.7

Finland
Fortum OYJ	(4,719)	(70,483)	2.1

Security	Shares	Value	% of Basket Value

Germany
Delivery Hero SE	(4,935)	$(197,258)	5.8%

Hong Kong
Nine Dragons Paper Holdings Ltd.	(421,000)	(292,085)	8.6
Sino Biopharmaceutical Ltd.	(210,000)	(116,571)	3.5

		(408,656)

Italy
Telecom Italia SpA	(508,140)	(149,450)	4.4

Japan
Lasertec Corp.	(1,900)	(258,488)	7.6

Mexico
Promotora y Operadora de Infraestructura SAB de CV	(8,274)	(86,060)	2.6

Netherlands
Just Eat Takeaway.com NV	(23,045)	(404,117)	11.9

Poland
LPP SA	(49)	(141,252)	4.2

Singapore
Jardine Cycle & Carriage Ltd.	(7,800)	(198,656)	5.9

South Korea
Kakao Corp.	(7,989)	(349,835)	10.3
L&F Co. Ltd.	(2,157)	(430,563)	12.7
Lotte Energy Materials Corp.	(4,496)	(203,402)	6.0
Posco Chemical Co., Ltd.	(1,370)	(344,853)	10.2

		(1,328,653)

Switzerland
Straumann Holding AG, Registered Shares	(724)	(108,926)	3.2

United Kingdom
Ocado Group PLC	(59,618)	(379,430)	11.2

United States
Ares Management Corp., Class A	(4,734)	(414,651)	12.2
Block, Inc.	(3,442)	(209,239)	6.2
Caesars Entertainment, Inc.	(7,953)	(360,191)	10.6
DISH Network Corp., Class A	(50,911)	(382,342)	11.3
Legend Biotech Corp., ADR	(1,604)	(110,211)	3.3
Monolithic Power Systems, Inc.	(698)	(322,455)	9.5
Newell Brands, Inc.	(7,698)	(93,531)	2.8
Novocure Ltd.	(2,679)	(176,546)	5.2
Paramount Global, Class B	(10,521)	(245,455)	7.3
Roku, Inc.	(4,041)	(227,145)	6.7
Toast, Inc., Class A	(19,968)	(363,418)	10.7
Webster Financial Corp.	(4,285)	(159,830)	4.7

		(3,065,014)

Preferred Stocks

Brazil
Petroleo Brasileiro SA	(19,150)	(90,993)	2.7

Total Reference Entity — Short		(11,252,285)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(3,385,969)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock GA Disciplined Volatility Equity Fund

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$721,661	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$17,320	$—	$—	$17,320
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	721,661	—	—	—	721,661

	$—	$—	$721,661	$17,320	$—	$—	$738,981

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$278,076	$—	$—	$278,076

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(106,665)	$—	$—	$—	$(106,665)
Forward foreign currency exchange contracts	—	—	—	(189,089)	—	—	(189,089)
Swaps	—	—	2,297,507	—	—	—	2,297,507

	$—	$—	$2,190,842	$(189,089)	$—	$—	$2,001,753

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$65,491	$—	$—	$—	$65,491
Forward foreign currency exchange contracts	—	—	—	(207,312)	—	—	(207,312)
Swaps	—	—	721,661	—	—	—	721,661

	$—	$—	$787,152	$(207,312)	$—	$—	$579,840

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$268,661
Average notional value of contracts — short	$51,125
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,934,999
Average amounts sold — in USD	$7,075,309
Total return swaps:
Average notional value	$(5,733,787)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock GA Disciplined Volatility Equity Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Forward foreign currency exchange contracts	$17,320	$278,076
Swaps — OTC(a)	721,661	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	738,981	278,076

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$738,981	$278,076

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offse	t(a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)

Citibank N.A.	$139,717	$—		$—	$(139,717)	$—
JPMorgan Chase Bank N.A.	599,264	(105,032)		—	(494,232)	—

	$738,981	$(105,032)		$—	$(633,949)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)

Bank of America N.A.	$31,617	$—		$—	$—	$31,617
BNP Paribas SA	11,447	—		—	—	11,447
Deutsche Bank AG	95,073	—		—	—	95,073
JPMorgan Chase Bank N.A.	105,032	(105,032)		—	—	—
Morgan Stanley & Co. International PLC	34,907	—		—	—	34,907

	$278,076	$(105,032)		$—	$—	$173,044

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Canada	$639,192	$—	$—	$639,192
China	171,777	9,702,264	—	9,874,041
Denmark	—	1,460,425	—	1,460,425
France	—	3,349,373	—	3,349,373
Germany	—	444,023	—	444,023

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock GA Disciplined Volatility Equity Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Hong Kong	$—	$2,054,418	$—	$2,054,418
India	—	3,236,267	—	3,236,267
Ireland	664,533	313,304	—	977,837
Italy	—	1,043,281	—	1,043,281
Japan	—	8,331,335	—	8,331,335
Mexico	302,172	—	—	302,172
Netherlands	—	1,772,472	—	1,772,472
Singapore	—	628,110	—	628,110
South Korea	—	1,530,084	—	1,530,084
Sweden	—	973,515	—	973,515
Switzerland	—	1,893,274	—	1,893,274
Taiwan	—	2,951,426	—	2,951,426
United Kingdom	145,889	1,831,680	—	1,977,569
United States	61,306,520	—	—	61,306,520
Short-Term Securities
Money Market Funds	3,818,942	—	—	3,818,942

	$67,049,025	$41,515,251	$—	$108,564,276

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$721,661	$—	$721,661
Foreign Currency Exchange Contracts	—	17,320	—	17,320
Liabilities
Foreign Currency Exchange Contracts	—	(278,076)	—	(278,076)

	$—	$460,905	$—	$460,905

(a)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2023	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.6%
Glencore PLC	155,377	$917,134

Canada — 2.3%
Cameco Corp.	13,182	362,373
Enbridge, Inc.	52,031	2,068,797
Suncor Energy, Inc.	23,809	745,454
Teck Resources Ltd., Class B	3,372	157,135

		3,333,759

China — 2.1%
Aier Eye Hospital Group Co. Ltd., Class A	13,457	57,299
Amoy Diagnostics Co. Ltd., Class A	17,910	72,836
Bank of Chengdu Co. Ltd., Class A	40,200	79,923
China Construction Bank Corp., Class H	94,000	62,841
China Tourism Group Duty Free Corp. Ltd., Class A	1,892	44,149
Foshan Haitian Flavouring & Food Co. Ltd., Class A	7,966	81,372
Glodon Co. Ltd., Class A	8,000	67,082
Gree Electric Appliances, Inc. of Zhuhai, Class A	19,143	108,822
Guangzhou Baiyun International Airport Co. Ltd., Class A(a)	33,200	75,282
Haidilao International Holding Ltd.(a)(b)	20,000	48,898
Hangzhou Robam Appliances Co. Ltd., Class A	36,971	139,284
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	1,600	13,328
Hundsun Technologies, Inc., Class A	9,596	68,635
Hygeia Healthcare Holdings Co. Ltd.(a)(b)	7,200	53,058
Industrial & Commercial Bank of China Ltd., Class H	173,000	93,075
JD Health International, Inc.(a)(b)	13,750	99,222
JD.com, Inc., Class A	2,361	42,139
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	13,625	95,868
Jinxin Fertility Group Ltd.(b)	59,000	38,943
Kingsoft Corp. Ltd.	8,600	37,803
Kweichow Moutai Co. Ltd., Class A	300	76,381
Meituan, Class B(a)(b)	5,610	95,877
Microport Cardioflow Medtech Corp.(a)(b)	148,000	43,746
Ping An Insurance Group Co. of China Ltd., Class A	11,700	87,744
Shanghai Jinjiang International Hotels Co. Ltd., Class A	6,659	51,486
StarPower Semiconductor Ltd., Class A	1,900	66,608
Tencent Holdings Ltd.	19,000	843,906
Venustech Group, Inc., Class A	11,700	52,532
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A(a)	12,363	46,324
Wuliangye Yibin Co. Ltd., Class A	3,000	73,307
Yifeng Pharmacy Chain Co. Ltd., Class A	4,134	29,787
Yonyou Network Technology Co. Ltd., Class A	27,208	85,087
Yum China Holdings, Inc.	800	48,959

		2,981,603

France — 5.6%
Accor SA(a)	7,290	258,628
BNP Paribas SA	27,386	1,769,503
Cie de Saint-Gobain	18,685	1,081,763
EssilorLuxottica SA	4,284	848,146
Hermes International	179	388,623
Kering SA	1,667	1,067,491
LVMH Moet Hennessy Louis Vuitton SE	1,662	1,598,647
Sanofi	4,284	461,679
TotalEnergies SE	9,951	635,868

		8,110,348

Germany — 4.4%
Bayer AG, Registered Shares	9,806	647,159

Security	Shares	Value

Germany (continued)
Commerzbank AG(a)	18,863	$209,627
Deutsche Telekom AG, Registered Shares	45,992	1,108,949
Mercedes-Benz Group AG, Registered Shares	9,180	715,911
SAP SE	12,927	1,749,232
SAP SE, ADR	1,101	148,932
Siemens AG, Registered Shares	10,760	1,773,596

		6,353,406

Hong Kong — 0.6%
AIA Group Ltd.	81,200	884,030

Israel — 0.6%
Nice Ltd., ADR(a)	4,136	843,785

Italy — 0.5%
Intesa Sanpaolo SpA	252,547	664,045

Japan — 3.2%
FANUC Corp.	35,800	1,209,009
Hoya Corp.	4,978	521,968
Keyence Corp.	2,400	1,082,294
Kose Corp.	2,700	315,077
Mitsubishi UFJ Financial Group, Inc.	122,200	764,915
Sysmex Corp.	10,900	701,123

		4,594,386

Netherlands — 4.2%
Adyen NV(a)(b)	353	567,219
ASML Holding NV	2,213	1,404,397
ING Groep NV, Series N(a)	146,362	1,815,223
Shell PLC	49,959	1,544,470
Shell PLC, ADR	12,362	766,197

		6,097,506

South Korea — 0.1%
Amorepacific Corp.	2,424	224,272

Spain — 1.2%
Cellnex Telecom SA(b)	40,162	1,690,981

Switzerland — 2.9%
Alcon, Inc.	10,641	774,838
Nestle SA, Registered Shares	17,428	2,235,831
Roche Holding AG	1,161	363,556
TE Connectivity Ltd.	6,368	779,252

		4,153,477

Taiwan — 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	58,000	949,785

United Kingdom — 4.7%
AstraZeneca PLC	5,871	863,994
AstraZeneca PLC, ADR	6,692	489,988
BAE Systems PLC	81,484	1,038,105
Compass Group PLC	47,435	1,251,381
Genius Sports Ltd.(a)	7,645	28,363
Hedosophia European Growth(a)	861	9,481
Lloyds Banking Group PLC	1,773,514	1,077,446
RELX PLC	5,703	190,016
Unilever PLC	33,350	1,856,999

		6,805,773

United States — 55.7%
Abbott Laboratories	13,861	1,531,225
AbbVie, Inc.	4,741	716,460
Activision Blizzard, Inc.	4,361	338,893
Advanced Micro Devices, Inc.(a)	12,199	1,090,225

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2023	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Air Products and Chemicals, Inc.	4,134	$1,216,884
Albemarle Corp.	3,939	730,527
Alphabet, Inc., Class C(a)	35,549	3,847,113
Amazon.com, Inc.(a)	30,447	3,210,636
American Tower Corp.	5,506	1,125,371
Apple, Inc.(c)	30,562	5,185,760
Applied Materials, Inc.	4,941	558,481
Aptiv PLC(a)	4,763	489,922
Archer-Daniels-Midland Co.	19,251	1,503,118
Atlas Energy Solutions, Inc., Class A	1,258	22,694
Ball Corp.	136	7,232
Bank of America Corp.	6,398	187,333
Boston Scientific Corp.(a)	36,874	1,921,873
Bunge Ltd.	5,756	538,762
California Resources Corp.	713	28,877
CF Industries Holdings, Inc.	11,491	822,526
Charter Communications, Inc., Class A(a)	1,514	558,212
Chesapeake Energy Corp.	265	21,910
Chipotle Mexican Grill, Inc.(a)	91	188,153
Chubb Ltd.	6,915	1,393,787
Comcast Corp., Class A	15,223	629,776
ConocoPhillips	5,202	535,234
Costco Wholesale Corp.	2,303	1,158,916
Crowdstrike Holdings, Inc., Class A(a)	2,221	266,631
Crown Holdings, Inc.	79	6,777
Deere & Co.	1,762	666,071
Delta Air Lines, Inc.(a)	11,273	386,777
Dexcom, Inc.(a)	4,398	533,653
Domino’s Pizza, Inc.	141	44,763
Dynatrace, Inc.(a)	9,016	381,196
Edwards Lifesciences Corp.(a)	4,438	390,455
Element Solutions, Inc.	875	15,881
Eli Lilly & Co.	1,652	653,961
EQT Corp.	18,284	637,015
F5, Inc.(a)	5,667	761,418
Fortinet, Inc.(a)	6,554	413,230
Fortive Corp.	23,140	1,459,903
Freeport-McMoRan, Inc.	18,832	713,921
General Motors Co.	4,662	154,032
Green Plains, Inc.(a)	130	4,442
Halliburton Co.	798	26,135
Hilton Worldwide Holdings, Inc.	4,610	663,932
Humana, Inc.	2,748	1,457,787
Intuit, Inc.	600	266,370
Intuitive Surgical, Inc.(a)	2,270	683,769
Johnson & Johnson	7,283	1,192,227
JPMorgan Chase & Co.	5,277	729,492
KLA Corp.	625	241,588
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	11,965	336,217
Liberty Media Corp.-Liberty SiriusXM, Class C(a)	13,286	371,211
Lockheed Martin Corp.	2,140	993,923
Lowe’s Cos., Inc.	459	95,394
LPL Financial Holdings, Inc.	7,021	1,466,266
LyondellBasell Industries NV, Class A	1,482	140,212
Marathon Oil Corp.	18,568	448,603
Marathon Petroleum Corp.	387	47,214
Marsh & McLennan Cos., Inc.	11,365	2,047,859
Masco Corp.	1,671	89,415

Security	Shares	Value

United States (continued)
Mastercard, Inc., Class A	5,007	$1,902,810
McDonald’s Corp.	3,471	1,026,548
Merck & Co., Inc.	15,726	1,815,881
Micron Technology, Inc.	10,599	682,152
Microsoft Corp.(c)	22,947	7,050,695
Mirion Technologies, Inc.(a)	3,697	29,946
Morgan Stanley	748	67,298
Mr. Cooper Group, Inc.(a)	405	18,752
NextEra Energy, Inc.	20,591	1,577,888
Northrop Grumman Corp.	3,001	1,384,271
NVIDIA Corp.	2,250	624,352
Palo Alto Networks, Inc.(a)	2,161	394,296
Park Hotels & Resorts, Inc.	1,815	21,871
Peloton Interactive, Inc., Class A(a)	8,482	75,320
Pfizer, Inc.	6,467	251,502
Phillips 66	282	27,918
Rockwell Automation, Inc.	1,181	334,707
Salesforce, Inc.(a)	1,960	388,805
Sarcos Technology & Robotics Corp.(a)	118	47
Schlumberger NV	2,751	135,762
Sempra Energy	12,769	1,985,452
Starbucks Corp.	8,132	929,406
Tesla, Inc.(a)	3,199	525,628
Thermo Fisher Scientific, Inc.	2,597	1,441,075
TJX Cos., Inc.	8,412	663,034
Transocean Ltd.(a)	7,339	43,300
United Airlines Holdings, Inc.(a)	4,539	198,808
United Parcel Service, Inc., Class B	6,127	1,101,696
UnitedHealth Group, Inc.	5,425	2,669,588
Valero Energy Corp.	3,910	448,360
Visa, Inc., Class A	1,271	295,800
Vulcan Materials Co.	3,680	644,442
Walmart, Inc.	5,171	780,666
Walt Disney Co.(a)	12,448	1,275,920
Wells Fargo & Co.	17,857	709,816
Zoetis, Inc.	2,053	360,876
Zscaler, Inc.(a)	1,704	153,530

		80,385,858

Total Common Stocks — 89.3% (Cost: $122,436,121)		128,990,148

	Par (000)

Corporate Bonds

United States — 0.0%
Stem, Inc., 0.50%, 12/01/28(b)	$1	515

Total Corporate Bonds — 0.0% (Cost: $1,000)		515

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

United States — 0.7%
iShares MSCI China ETF(d)	19,824	$946,001

Total Investment Companies — 0.7% (Cost: $1,061,580)		946,001

Preferred Securities

Preferred Stocks — 0.3%

Germany — 0.3%
Dr Ing hc F Porsche AG	3,350	419,483

United States — 0.0%
Aptiv PLC, Series A, 06/15/23	245	27,732
Boston Scientific Corp., Series A, 06/01/23	159	19,991

		47,723

Total Preferred Securities — 0.3% (Cost: $373,796)		467,206

Warrants

Israel — 0.0%
Innovid Corp., (Issued/Exercisable 01/28/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)(a)	22	2

United Kingdom — 0.0%
Hedosophia European Growth, (Issued 05/13/21, Exercisable 05/13/22, 1 Share for 1 Warrant, Expires 05/13/27, Strike Price EUR 11.50)(a)	114	—

United States(a) — 0.0%
Cano Health, Inc., (Issued 07/06/20, Exercisable 07/06/21, 1 Share for 1 Warrant, Expires 06/03/26, Strike Price USD 11.50)	121	33
EVgo, Inc., (Issued/Exercisable 11/10/20, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)	60	37
Hippo Holdings, Inc., (Issued/Exercisable 01/04/21, 0.04 Share for 1 Warrant, Expires 08/02/26, Strike Price USD 287.50)	57	2
Offerpad Solutions, Inc., (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 09/01/26, Strike Price USD 11.50)	107	2

Security	Shares	Value

United States (continued)
Sarcos Technology & Robotics Corp., Class A, (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 09/24/26, Strike Price USD 11.50)	354	$39
Volta, Inc., Series C, (Issued/Exercisable 10/22/20, 1 Share for 1 Warrant, Expires 08/26/26, Strike Price USD 11.50)(e)	70	16

		129

Total Warrants — 0.0% (Cost: $1,825)		131

Total Long-Term Investments — 90.3% (Cost: $123,874,322)		130,404,001

Short-Term Securities

Money Market Funds — 9.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(d)(f)	13,956,763	13,956,763

Total Short-Term Securities — 9.6% (Cost: $13,956,763)		13,956,763

Options Purchased — 0.3% (Cost: $539,743)		424,137

Total Investments Before Options Written — 100.2% (Cost: $138,370,828)		144,784,901

Options Written — (0.1)% (Premiums Received: $(261,645))		(189,630)

Total Investments, Net of Options Written — 100.1% (Cost: $138,109,183)		144,595,271

Liabilities in Excess of Other Assets — (0.1)%		(178,773)

Net Assets — 100.0%		$144,416,498

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)	Affiliate of the Fund.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,741,013	$9,215,750	(a)	$—	$—	$—	$13,956,763	13,956,763	$230,620	$—
iShares China Large-Cap ETF(b)	6,404	—		(5,706)	(2,947)	2,249	—	—	153	—
iShares MSCI China ETF	727,986	235,497		—	—	(17,482)	946,001	19,824	18,606	—

					$(2,947)	$(15,233)	$14,902,764		$249,379	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2023	BlackRock GA Dynamic Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
CAC 40 Index	2	05/19/23	$165	$803
SGX Nifty 50 Index	9	05/25/23	328	8,041
S&P/TSE 60 Index	5	06/15/23	922	42,823
NASDAQ 100 E-Mini Index	1	06/16/23	266	25,101
S&P 500 E-Mini Index	79	06/16/23	16,545	1,003,818

				1,080,586

Short Contracts
FTSE Taiwan Index	43	05/30/23	2,341	1,299
KOSPI 200 Index	34	06/08/23	2,082	(39,926)
Nikkei 225 Yen-Denominated	14	06/08/23	1,493	(59,812)
SPI 200 Index	2	06/15/23	244	(11,754)
DAX Index	1	06/16/23	442	(11,176)
FTSE 100 Index	7	06/16/23	692	(13,377)

				(134,746)

				$945,840

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	1,301,295	USD	957,685	BNP Paribas SA	05/16/23	$3,055
CHF	1,588,812	USD	1,740,755	Bank of America N.A.	05/16/23	39,374
DKK	3,345,160	USD	482,711	Bank of America N.A.	05/16/23	12,270
SEK	6,212,713	USD	600,393	Bank of America N.A.	05/16/23	5,825
USD	969,651	CNY	6,626,643	Citibank N.A.	05/16/23	11,877
USD	599,640	HKD	4,692,471	HSBC Bank PLC	05/16/23	1,512
USD	485,199	KRW	629,574,616	Morgan Stanley & Co. International PLC	05/16/23	14,247

						88,160

AUD	1,068,159	USD	725,488	Bank of America N.A.	05/16/23	(18,274)
AUD	1,655,000	USD	1,152,509	HSBC Bank PLC	05/16/23	(56,755)
JPY	513,190,022	USD	3,916,978	Morgan Stanley & Co. International PLC	05/16/23	(142,370)
USD	2,407,319	EUR	2,238,126	Bank of America N.A.	05/16/23	(60,787)
USD	4,859,007	EUR	4,561,143	JPMorgan Chase Bank N.A.	05/16/23	(170,818)
USD	722,441	GBP	597,810	Barclays Bank PLC	05/16/23	(29,084)

						(478,088)

						$(389,928)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Advanced Micro Devices, Inc.	27	05/19/23	USD	105.00	USD	241	$1,215
Alphabet Inc., Class C	16	05/19/23	USD	100.00	USD	173	14,640
Amazon.com, Inc.	16	05/19/23	USD	100.00	USD	169	11,080
Apple, Inc.	12	05/19/23	USD	160.00	USD	204	13,530
Apple, Inc.	16	05/19/23	USD	170.00	USD	271	6,880
Charles Schwab Corp.	32	05/19/23	USD	70.00	USD	167	64
ConocoPhillips	34	05/19/23	USD	120.00	USD	350	204
ConocoPhillips	22	05/19/23	USD	110.00	USD	226	1,507
Daimler AG	14	05/19/23	EUR	76.00	EUR	99	409
Marathon Oil Corp.	51	05/19/23	USD	28.00	USD	123	357
NVIDIA Corp.	10	05/19/23	USD	295.00	USD	277	3,300

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock GA Dynamic Equity Fund

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
salesforce.com, Inc.	9	05/19/23	USD	200.00	USD	179	$3,802
Schlumberger NV	25	05/19/23	USD	55.00	USD	123	525
Tesla, Inc.	21	05/19/23	USD	180.00	USD	345	4,105
Abbott Laboratories	14	06/16/23	USD	115.00	USD	155	1,743
AbbVie, Inc.	6	06/16/23	USD	170.00	USD	91	75
Advanced Micro Devices, Inc.	12	06/16/23	USD	95.00	USD	107	4,560
Air Products & Chemicals, Inc.	4	06/16/23	USD	310.00	USD	118	1,660
Albemarle Corp.	5	06/16/23	USD	200.00	USD	93	3,725
Alphabet Inc., Class C	25	06/16/23	USD	110.00	USD	271	9,375
Alphabet Inc., Class C	55	06/16/23	USD	115.00	USD	595	9,570
Amazon.com, Inc.	29	06/16/23	USD	115.00	USD	306	4,625
American Tower Corp.	6	06/16/23	USD	210.00	USD	123	3,180
Apple, Inc.	14	06/16/23	USD	170.00	USD	238	9,030
Apple, Inc.	19	06/16/23	USD	175.00	USD	322	7,362
Archer-Daniels-Midland Co.	19	06/16/23	USD	80.00	USD	148	3,040
Boston Scientific Corp.	40	06/16/23	USD	55.00	USD	208	1,800
CF Industries Holdings, Inc.	12	06/16/23	USD	77.50	USD	86	1,950
Charles Schwab Corp.	38	06/16/23	USD	65.00	USD	199	513
ConocoPhillips	25	06/16/23	USD	115.00	USD	257	2,388
Costco Wholesale Corp.	2	06/16/23	USD	535.00	USD	101	835
Deere & Co.	2	06/16/23	USD	410.00	USD	76	960
Delta Air Lines, Inc.	50	06/16/23	USD	35.00	USD	172	6,650
Edwards Lifesciences Corp.	17	06/16/23	USD	85.00	USD	150	9,265
Eli Lilly & Co.	2	06/16/23	USD	400.00	USD	79	2,850
Freeport-McMoRan, Inc.	23	06/16/23	USD	42.00	USD	87	1,633
Humana, Inc.	3	06/16/23	USD	530.00	USD	159	6,015
Intuitive Surgical, Inc.	7	06/16/23	USD	310.00	USD	211	5,110
Intuitive Surgical, Inc.	3	06/16/23	USD	315.00	USD	90	1,590
Johnson & Johnson	7	06/16/23	USD	165.00	USD	115	1,964
JPMorgan Chase & Co.	32	06/16/23	USD	135.00	USD	442	21,840
JPMorgan Chase & Co.	7	06/16/23	USD	145.00	USD	97	1,078
KLA Corp.	7	06/16/23	USD	390.00	USD	271	12,145
Lockheed Martin Corp.	2	06/16/23	USD	495.00	USD	93	375
Mastercard, Inc., Class A	5	06/16/23	USD	390.00	USD	190	3,512
McDonald’s Corp.	3	06/16/23	USD	300.00	USD	89	1,148
Merck & Co., Inc.	16	06/16/23	USD	120.00	USD	185	2,248
Micron Technology, Inc.	15	06/16/23	USD	62.50	USD	97	6,975
Microsoft Corp.	10	06/16/23	USD	300.00	USD	307	15,225
Microsoft Corp.	5	06/16/23	USD	295.00	USD	154	9,425
Nestle SA	14	06/16/23	CHF	114.00	CHF	160	2,522
NextEra Energy, Inc.	21	06/16/23	USD	82.50	USD	161	893
Northrop Grumman Corp.	3	06/16/23	USD	485.00	USD	138	1,320
NVIDIA Corp.	3	06/16/23	USD	285.00	USD	83	4,575
salesforce.com, Inc.	10	06/16/23	USD	200.00	USD	198	9,675
Starbucks Corp.	15	06/16/23	USD	120.00	USD	171	2,925
Starbucks Corp.	8	06/16/23	USD	115.00	USD	91	3,220
Tesla, Inc.	17	06/16/23	USD	200.00	USD	279	3,018
Thermo Fisher Scientific, Inc.	3	06/16/23	USD	600.00	USD	166	1,035
TJX Cos., Inc.	12	06/16/23	USD	82.50	USD	95	1,284
Uber Technologies, Inc.	100	06/16/23	USD	32.50	USD	311	15,250
United Airlines Holdings, Inc.	51	06/16/23	USD	46.00	USD	223	7,344
United Parcel Service, Inc., Class B	6	06/16/23	USD	185.00	USD	108	1,554
UnitedHealth Group, Inc.	5	06/16/23	USD	510.00	USD	246	3,875
Valero Energy Corp.	8	06/16/23	USD	125.00	USD	92	1,532
Walmart, Inc.	6	06/16/23	USD	160.00	USD	91	540
Walt Disney Co.	35	06/16/23	USD	105.00	USD	359	12,600
Applied Materials, Inc.	28	07/21/23	USD	115.00	USD	316	20,020
Micron Technology, Inc.	34	07/21/23	USD	62.50	USD	219	20,400
Microsoft Corp.	18	07/21/23	USD	300.00	USD	553	34,605

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2023	BlackRock GA Dynamic Equity Fund

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Microsoft Corp.	9	07/21/23	USD	305.00	USD	277	$14,467
Tesla, Inc.	12	08/18/23	USD	210.00	USD	197	6,360

							406,071

Put
ConocoPhillips	28	05/19/23	USD	100.00	USD	288	5,740
NVIDIA Corp.	9	07/21/23	USD	250.00	USD	250	10,170

							15,910

							$421,981

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
TOPIX Banks Index	BNP Paribas SA	47,244	07/14/23	JPY	218.87	JPY	9,186	$898
TOPIX Banks Index	Goldman Sachs International	78,707	07/14/23	JPY	226.71	JPY	15,304	913
TOPIX Banks Index	JPMorgan International Bank Ltd.	31,527	07/14/23	JPY	227.60	JPY	6,130	345

								$2,156

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Advanced Micro Devices, Inc.	27	05/19/23	USD	120.00	USD	241	$(203)
Alphabet Inc., Class C	16	05/19/23	USD	110.00	USD	173	(3,312)
Amazon.com, Inc.	16	05/19/23	USD	110.00	USD	169	(2,392)
Apple, Inc.	12	05/19/23	USD	175.00	USD	204	(2,418)
Bank of America Corp.	49	05/19/23	USD	31.00	USD	143	(613)
CF Industries Holdings, Inc.	23	05/19/23	USD	80.00	USD	165	(748)
Charles Schwab Corp.	32	05/19/23	USD	80.00	USD	167	(32)
ConocoPhillips	22	05/19/23	USD	125.00	USD	226	(110)
Daimler AG	14	05/19/23	EUR	82.00	EUR	99	(62)
DexCom, Inc.	13	05/19/23	USD	130.00	USD	158	(1,105)
EQT Corp.	43	05/19/23	USD	35.00	USD	150	(5,138)
Freeport-McMoRan, Inc.	32	05/19/23	USD	42.00	USD	121	(576)
Marathon Oil Corp.	49	05/19/23	USD	26.00	USD	118	(1,421)
Microsoft Corp.	17	05/19/23	USD	305.00	USD	522	(13,132)
Starbucks Corp.	14	05/19/23	USD	105.00	USD	160	(14,175)
Abbott Laboratories	19	06/16/23	USD	110.00	USD	210	(6,887)
Apple, Inc.	14	06/16/23	USD	180.00	USD	238	(2,947)
Archer-Daniels-Midland Co.	20	06/16/23	USD	87.50	USD	156	(300)
Charles Schwab Corp.	38	06/16/23	USD	75.00	USD	199	(95)
Delta Air Lines, Inc.	50	06/16/23	USD	40.00	USD	172	(825)
DexCom, Inc.	6	06/16/23	USD	130.00	USD	73	(1,515)
Edwards Lifesciences Corp.	17	06/16/23	USD	90.00	USD	150	(4,122)
General Motors Co.	43	06/16/23	USD	40.00	USD	142	(409)
Hilton Worldwide Holdings, Inc.	9	06/16/23	USD	155.00	USD	130	(1,125)
Intuitive Surgical, Inc.	7	06/16/23	USD	330.00	USD	211	(1,138)
JPMorgan Chase & Co.	32	06/16/23	USD	150.00	USD	442	(1,696)
KLA Corp.	7	06/16/23	USD	420.00	USD	271	(4,235)
LVMH Moet Hennessy Louis Vuitton SE	3	06/16/23	EUR	940.00	EUR	261	(2,273)
LyondellBasell Industries, NV Ordinary Shares Class	13	06/16/23	USD	105.00	USD	123	(423)
Microsoft Corp.	10	06/16/23	USD	320.00	USD	307	(4,775)
Nestle SA	14	06/16/23	CHF	120.00	CHF	160	(1,167)
salesforce.com, Inc.	10	06/16/23	USD	230.00	USD	198	(1,215)
Tesla, Inc.	17	06/16/23	USD	230.00	USD	279	(765)
Uber Technologies, Inc.	100	06/16/23	USD	37.50	USD	311	(3,150)

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock GA Dynamic Equity Fund

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
United Airlines Holdings, Inc.	51	06/16/23	USD	52.50	USD	223	$(1,250)
United Parcel Service, Inc., Class B	10	06/16/23	USD	210.00	USD	180	(35)
Walt Disney Co.	25	06/16/23	USD	115.00	USD	256	(2,062)
Applied Materials, Inc.	28	07/21/23	USD	130.00	USD	316	(5,922)
Micron Technology, Inc.	34	07/21/23	USD	72.50	USD	219	(6,290)
Microsoft Corp.	18	07/21/23	USD	330.00	USD	553	(8,775)
Microsoft Corp.	9	07/21/23	USD	325.00	USD	277	(5,737)
NVIDIA Corp.	9	07/21/23	USD	340.00	USD	250	(4,500)
Tesla, Inc.	12	08/18/23	USD	260.00	USD	197	(1,626)

							(120,696)

Put
Advanced Micro Devices, Inc.	27	05/19/23	USD	85.00	USD	241	(6,291)
Marathon Oil Corp.	51	05/19/23	USD	23.00	USD	123	(2,575)
Nice Ltd.	5	05/19/23	USD	175.00	USD	102	(1,225)
Schlumberger NV	25	05/19/23	USD	47.50	USD	123	(2,262)
Alphabet Inc., Class C	51	06/16/23	USD	90.00	USD	552	(2,116)
Apple, Inc.	28	06/16/23	USD	140.00	USD	475	(1,708)
Archer-Daniels-Midland Co.	10	06/16/23	USD	72.50	USD	78	(850)
Charles Schwab Corp.	19	06/16/23	USD	40.00	USD	99	(713)
ConocoPhillips	25	06/16/23	USD	92.50	USD	257	(3,725)
Delta Air Lines, Inc.	50	06/16/23	USD	27.00	USD	172	(725)
Edwards Lifesciences Corp.	17	06/16/23	USD	75.00	USD	150	(765)
Intuitive Surgical, Inc.	7	06/16/23	USD	220.00	USD	211	(315)
JPMorgan Chase & Co.	16	06/16/23	USD	100.00	USD	221	(144)
KLA Corp.	4	06/16/23	USD	310.00	USD	155	(800)
LVMH Moet Hennessy Louis Vuitton SE	3	06/16/23	EUR	800.00	EUR	261	(3,471)
salesforce.com, Inc.	10	06/16/23	USD	160.00	USD	198	(1,080)
Starbucks Corp.	15	06/16/23	USD	100.00	USD	171	(1,140)
Tesla, Inc.	17	06/16/23	USD	140.00	USD	279	(5,355)
Uber Technologies, Inc.	100	06/16/23	USD	25.00	USD	311	(3,500)
United Airlines Holdings, Inc.	51	06/16/23	USD	36.00	USD	223	(1,734)
Walt Disney Co.	25	06/16/23	USD	80.00	USD	256	(600)
Applied Materials, Inc.	14	07/21/23	USD	95.00	USD	158	(2,772)
Micron Technology, Inc.	34	07/21/23	USD	50.00	USD	219	(2,312)
Microsoft Corp.	18	07/21/23	USD	260.00	USD	553	(3,528)
NVIDIA Corp.	13	07/21/23	USD	200.00	USD	361	(3,204)
Activision Blizzard, Inc.	36	08/18/23	USD	70.00	USD	280	(5,742)
Tesla, Inc.	7	08/18/23	USD	135.00	USD	115	(4,760)

							(63,412)

							$(184,108)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put
TOPIX Banks Index	BNP Paribas SA	47,244	07/14/23	JPY	175.10	JPY	9,186	$(1,181)
TOPIX Banks Index	Goldman Sachs International	78,707	07/14/23	JPY	181.37	JPY	15,304	(3,058)
TOPIX Banks Index	JPMorgan International Bank Ltd.	31,527	07/14/23	JPY	182.07	JPY	6,130	(1,283)

								$(5,522)

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2023	BlackRock GA Dynamic Equity Fund

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Short	Monthly	JPMorgan Chase Bank N.A.(b)	02/08/24	$ (103,362)	$ (1,941	)(c)	$(105,185)	0.1%

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(118) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

(b)
Range:	15-195 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date on February 8, 2024:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

France
Pernod Ricard SA	(238)	$(54,966)	52.3%

United Kingdom
Diageo PLC	(769)	(35,079)	33.3

Security	Shares	Value	% of Basket Value

United States
Bank of Hawaii Corp.	(36)	$(1,743)	1.7%
Cullen/frost Bankers, Inc.	(10)	(1,103)	1.0
JM Smucker Co.	(25)	(3,860)	3.7
Synovus Financial Corp.	(71)	(2,187)	2.1
Western Alliance Bancorp.	(100)	(3,712)	3.5
Zions Bancorp NA	(91)	(2,535)	2.4

		(15,140)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(105,185)

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

OTC Swaps	$—	$—	$—	$(1,941)	$ —
Options Written	N/A	N/A	116,876	(44,861)	(189,630)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,081,885	$—	$—	$—	$1,081,885
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	88,160	—	—	88,160
Options purchased
Investments at value — unaffiliated(b)	—	—	424,137	—	—	—	424,137

	$—	$—	$1,506,022	$88,160	$—	$—	$1,594,182

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock GA Dynamic Equity Fund

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$136,045	$—	$—	$—	$136,045
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	478,088	—	—	478,088
Options written
Options written at value	—	—	189,630	—	—	—	189,630
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	1,941	—	—	—	1,941

	$—	$—	$327,616	$478,088	$—	$—	$805,704

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,330,967)	$—	$—	$—	$(1,330,967)
Forward foreign currency exchange contracts	—	—	—	12,280	—	—	12,280
Options purchased(a)	—	—	(478,099)	—	—	—	(478,099)
Options written	—	—	744,600	—	—	—	744,600
Swaps	—	—	2,107	—	—	—	2,107

	$—	$—	$(1,062,359)	$12,280	$—	$—	$(1,050,079)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,043,844	$—	$—	$—	$1,043,844
Forward foreign currency exchange contracts	—	—	—	(316,135)	—	—	(316,135)
Options purchased(b)	—	—	(74,761)	—	—	—	(74,761)
Options written	—	—	140,906	—	—	—	140,906
Swaps	—	—	(2,730)	—	—	—	(2,730)

	$—	$—	$1,107,259	$(316,135)	$—	$—	$791,124

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,861,052
Average notional value of contracts — short	$5,477,668
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,279,139
Average amounts sold — in USD	$6,592,472
Options:
Average value of option contracts purchased	$292,170
Average value of option contracts written	$257,467
Total return swaps:
Average notional value	$(63,620)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2023	BlackRock GA Dynamic Equity Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$148,101		$29,335
Forward foreign currency exchange contracts	88,160		478,088
Options	424,137	(a)	189,630
Swaps — OTC(b)	—		1,941

Total derivative assets and liabilities in the Statements of Assets and Liabilities	660,398		698,994

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(570,082)		(213,443)

Total derivative assets and liabilities subject to an MNA	$90,316		$485,551

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$57,469	$(57,469)	$—	$—	$—
BNP Paribas SA	3,953	(1,181)	—	—	2,772
Citibank N.A.	11,877	—	—	—	11,877
Goldman Sachs International	913	(913)	—	—	—
HSBC Bank PLC	1,512	(1,512)	—	—	—
JPMorgan International Bank Ltd.	345	(345)	—	—	—
Morgan Stanley & Co. International PLC	14,247	(14,247)	—	—	—

	$90,316	$(75,667)	$—	$—	$14,649

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$79,061	$(57,469)	$—	$—	$21,592
Barclays Bank PLC	29,084	—	—	—	29,084
BNP Paribas SA	1,181	(1,181)	—	—	—
Goldman Sachs International	3,058	(913)	—	—	2,145
HSBC Bank PLC	56,755	(1,512)	—	—	55,243
JPMorgan Chase Bank N.A.	172,759	—	—	—	172,759
JPMorgan International Bank Ltd.	1,283	(345)	—	—	938
Morgan Stanley & Co. International PLC	142,370	(14,247)	—	—	128,123

	$485,551	$(75,667)	$—	$—	$409,884

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock GA Dynamic Equity Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$917,134	$—	$917,134
Canada	3,333,759	—	—	3,333,759
China	—	2,981,603	—	2,981,603
France	—	8,110,348	—	8,110,348
Germany	148,932	6,204,474	—	6,353,406
Hong Kong	—	884,030	—	884,030
Israel	843,785	—	—	843,785
Italy	—	664,045	—	664,045
Japan	—	4,594,386	—	4,594,386
Netherlands	766,197	5,331,309	—	6,097,506
South Korea	—	224,272	—	224,272
Spain	—	1,690,981	—	1,690,981
Switzerland	779,252	3,374,225	—	4,153,477
Taiwan	—	949,785	—	949,785
United Kingdom	518,351	6,287,422	—	6,805,773
United States	80,385,858	—	—	80,385,858
Corporate Bonds	—	515	—	515
Investment Companies	946,001	—	—	946,001
Preferred Securities
Preferred Stocks
United States	47,723	—	—	47,723
Germany	—	419,483	—	419,483
Warrants	115	—	16	131
Short-Term Securities
Money Market Funds	13,956,763	—	—	13,956,763
Options Purchased
Equity Contracts	421,981	2,156	—	424,137

	$102,148,717	$42,636,168	$16	$144,784,901

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,071,742	$10,143	$—	$1,081,885
Foreign Currency Exchange Contracts	—	88,160	—	88,160
Liabilities
Equity Contracts	(243,920)	(83,696)	—	(327,616)
Foreign Currency Exchange Contracts	—	(478,088)	—	(478,088)

	$827,822	$(463,481)	$—	$364,341

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Statements of Assets and Liabilities

April 30, 2023

	BlackRock GA Disciplined Volatility Equity Fund(a)	BlackRock GA Dynamic Equity Fund

ASSETS
Investments, at value — unaffiliated(b)	$104,745,334	$129,882,137
Investments, at value — affiliated(c)	3,818,942	14,902,764
Cash	3,422	37,485
Cash pledged:
Collateral — exchange-traded options written	—	955,000
Futures contracts	—	1,273,000
Foreign currency, at value(d)	336,754	225,978
Receivables:
Investments sold	1,019,201	295,485
Options written	—	1,262
Swaps	1,852,209	—
Capital shares sold	246,489	332,373
Dividends — unaffiliated	230,927	208,923
Dividends — affiliated	19,581	44,984
From the Manager	18,994	—
Due from broker	15,000	—
Variation margin on futures contracts	—	148,101
Unrealized appreciation on:
Forward foreign currency exchange contracts	17,320	88,160
OTC swaps	721,661	—
Prepaid expenses	33,946	33,841

Total assets	113,079,780	148,429,493

LIABILITIES
Cash received as collateral for OTC derivatives	1,020,000	—
Options written, at value(e)	—	189,630
Payables:
Investments purchased	1,194,041	3,018,659
Swaps	1,349,456	—
Accounting services fees	15,887	9,819
Capital shares redeemed	31,297	35,731
Custodian fees	71,761	110,595
Deferred foreign capital gain tax	5,600	—
Investment advisory fees	—	30,516
Trustees’ and Officer’s fees	1,762	1,725
Options written	—	3,165
Other accrued expenses	7,153	6,521
Professional fees	99,892	92,759
Transfer agent fees	895	4,511
Variation margin on futures contracts	—	29,335
Unrealized depreciation on:
Forward foreign currency exchange contracts	278,076	478,088
OTC swaps	—	1,941

Total liabilities	4,075,820	4,012,995

NET ASSETS	$109,003,960	$144,416,498

NET ASSETS CONSIST OF
Paid-in capital	$106,495,000	$143,057,443
Accumulated earnings	2,508,960	1,359,055

NET ASSETS	$109,003,960	$144,416,498

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$97,340,663	$123,352,485
(c) Investments, at cost — affiliated	$3,818,942	$15,018,343
(d) Foreign currency, at cost	$336,777	$226,160
(e) Premiums received	$—	$261,645

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

April 30, 2023

	BlackRock GA Disciplined Volatility Equity Fund(a)	BlackRock GA Dynamic Equity Fund

NET ASSET VALUE
Institutional
Net assets	$108,719,443	$144,143,756

Shares outstanding	8,962,812	10,967,937

Net asset value	$12.13	$13.14

Shares authorized	Unlimited	Unlimited

Par value	$0.01	$0.01

Class K
Net assets	$284,517	$272,742

Shares outstanding	23,430	20,735

Net asset value	$12.14	$13.15

Shares authorized	Unlimited	Unlimited

Par value	$0.01	$0.01

(a)	Consolidated Statement of Assets and Liabilities.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Operations

Year Ended April 30, 2023

	BlackRock GA Disciplined Volatility Equity Fund(a)	BlackRock GA Dynamic Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$1,688,428	$1,668,122
Dividends — affiliated	131,726	249,379
Foreign taxes withheld	(93,189)	(83,247)

Total investment income	1,726,965	1,834,254

EXPENSES
Investment advisory	342,166	360,218
Custodian	162,216	205,359
Professional	119,719	125,309
Transfer agent — class specific	65,799	71,993
Accounting services	57,843	38,652
Registration	50,932	51,930
Printing and postage	33,155	15,794
Trustees and Officer	7,092	7,092
Miscellaneous	15,213	14,463

Total expenses	854,135	890,810
Less:
Fees waived and/or reimbursed by the Manager	(360,603)	(368,488)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(25,218)	(29,249)

Total expenses after fees waived and/or reimbursed	468,314	493,073

Net investment income	1,258,651	1,341,181

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,252,185)	(3,964,400)
Investments — affiliated	3,383	(2,947)
Forward foreign currency exchange contracts	(189,089)	12,280
Foreign currency transactions	(13,079)	(1,048)
Futures contracts	(106,665)	(1,330,967)
Options written	—	744,600
Swaps	2,297,507	2,107

	(2,260,128)	(4,540,375)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	9,795,813	9,471,202
Investments — affiliated	—	(15,233)
Forward foreign currency exchange contracts	(207,312)	(316,135)
Foreign currency translations	4,388	344
Futures contracts	65,491	1,043,844
Options written	—	140,906
Swaps	721,661	(2,730)

	10,380,041	10,322,198

Net realized and unrealized gain	8,119,913	5,781,823

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,378,564	$7,123,004

(a) Consolidated Statement of Operations
(b) Net of increase in deferred foreign capital gain tax of	$(5,600)	$—

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock GA Disciplined Volatility Equity Fund(a)		BlackRock GA Dynamic Equity Fund

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,258,651	$248,906	$1,341,181	$245,114
Net realized loss	(2,260,128)	(704,214)	(4,540,375)	(1,544,731)
Net change in unrealized appreciation (depreciation)	10,380,041	(3,736,508)	10,322,198	(5,557,815)

Net increase (decrease) in net assets resulting from operations	9,378,564	(4,191,816)	7,123,004	(6,857,432)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(3,187,600)	(336,963)	(574,866)	(321,242)
Class K	(225,291)	(442,313)	(49,813)	(723,325)

Decrease in net assets resulting from distributions to shareholders	(3,412,891)	(779,276)	(624,679)	(1,044,567)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	42,608,521	58,402,447	80,952,381	56,871,164

NET ASSETS
Total increase in net assets	48,574,194	53,431,355	87,450,706	48,969,165
Beginning of year	60,429,766	6,998,411	56,965,792	7,996,627

End of year	$109,003,960	$60,429,766	$144,416,498	$56,965,792

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock GA Disciplined Volatility Equity Fund

	Institutional

			Period from			Period from
	Year Ended	Year Ended	11/01/20		Year Ended	11/30/18	(b)
	04/30/23 (a)	04/30/22 (a)	to 04/30/21	(a)	10/31/20 (a)	to 10/31/19

Net asset value, beginning of period	$11.66	$12.84	$10.90		$11.20	$10.31

Net investment income(c)	0.17	0.12	0.07		0.16	0.23
Net realized and unrealized gain (loss)	0.69	(0.49)	2.06		0.01	0.91

Net increase (decrease) from investment operations	0.86	(0.37)	2.13		0.17	1.14

Distributions(d)
From net investment income	(0.39)	(0.08)		(0.06)	(0.32)		(0.25)
From net realized gain	—	(0.73)		(0.13)	(0.15)	—

Total distributions	(0.39)	(0.81)		(0.19)	(0.47)		(0.25)

Net asset value, end of period	$12.13	$11.66	$12.84		$10.90	$11.20

Total Return(e)
Based on net asset value	7.67%	(3.35)%	19.67	%(f)	1.56%	11.22	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.00%	1.37%	5.18	%(h)(i)	5.27%	6.39	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.55%	0.55%	0.55	%(h)	0.54%	0.55	%(h)

Net investment income	1.46%	0.99%	1.12	%(h)	1.51%	2.39	%(h)

Supplemental Data
Net assets, end of period (000)	$108,719	$53,758	$97		$78	$33

Portfolio turnover rate	252%	121%		57%	125%		125%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.46%.
(j)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 5.55%.

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GA Disciplined Volatility Equity Fund (continued)

	Class K

			Period from
	Year Ended	Year Ended	11/01/20		Year Ended	Year Ended	Year Ended
	04/30/23 (a)	04/30/22 (a)	to 04/30/21	(a)	10/31/20 (a)	10/31/19	10/31/18

Net asset value, beginning of period	$11.67	$12.85	$10.91		$11.21	$9.97	$10.30

Net investment income(b)	0.19	0.14	0.07		0.17	0.25	0.20
Net realized and unrealized gain (loss)	0.67	(0.51)	2.06		0.01	1.24	(0.38)

Net increase (decrease) from investment operations	0.86	(0.37)	2.13		0.18	1.49	(0.18)

Distributions(c)
From net investment income	(0.39)	(0.08)		(0.06)	(0.33)	(0.25)	(0.15)
From net realized gain	—	(0.73)		(0.13)	(0.15)	—	—

Total distributions	(0.39)	(0.81)		(0.19)	(0.48)	(0.25)	(0.15)

Net asset value, end of period	$12.14	$11.67	$12.85		$10.91	$11.21	$9.97

Total Return(d)
Based on net asset value	7.71%	(3.32)%	19.68	%(e)	1.60%	15.12%	(1.83)%

Ratios to Average Net Assets(f)
Total expenses	0.93%	2.82%	4.99	%(g)(h)	4.86%	5.66%	3.64%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50	%(g)	0.50%	0.50%	0.52%

Net investment income	1.69%	1.10%	1.21	%(g)	1.56%	2.35%	1.88%

Supplemental Data
Net assets, end of period (000)	$285	$6,672	$6,901		$5,765	$5,674	$5,017

Portfolio turnover rate	252%	121%		57%	125%	125%	184%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.26%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GA Dynamic Equity Fund

	Institutional

			Period from			Period from
	Year Ended	Year Ended	11/01/20		Year Ended	11/30/18	(a)
	04/30/23	04/30/22	to 04/30/21		10/31/20	to 10/31/19

Net asset value, beginning of period	$12.68	$15.33	$11.73		$10.92	$10.32

Net investment income(b)	0.19	0.14	0.06		0.11	0.17
Net realized and unrealized gain (loss)	0.35	(1.40)	3.63		0.80	0.81

Net increase (decrease) from investment operations	0.54	(1.26)	3.69		0.91	0.98

Distributions(c)
From net investment income	(0.08)	(0.14)		(0.09)	(0.10)		(0.23)
From net realized gain	—	(1.25)	—		—		(0.15)

Total distributions	(0.08)	(1.39)		(0.09)	(0.10)		(0.38)

Net asset value, end of period	$13.14	$12.68	$15.33		$11.73	$10.92

Total Return(d)
Based on net asset value	4.34%	(9.33)%	31.58	%(e)	8.35%	9.97	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.99%	1.49%	5.34	%(g)(h)	5.92%	7.07	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.55%	0.55%	0.55	%(g)	0.54%	0.54	%(g)

Net investment income	1.49%	1.01%	0.88	%(g)	1.01%	1.83	%(g)

Supplemental Data
Net assets, end of period (000)	$144,144	$49,823	$121		$88	$34

Portfolio turnover rate	65%	66%		32%	73%		74%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.48%.
(i)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 6.21%.

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GA Dynamic Equity Fund (continued)

	Class K

	Year Ended 04/30/23	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$12.69	$15.34	$11.74		$10.92	$10.17	$10.97

Net investment income(a)	0.19	0.14	0.06		0.12	0.19	0.13
Net realized and unrealized gain (loss)	0.36	(1.40)	3.64		0.80	0.94	(0.60)

Net increase (decrease) from investment operations	0.55	(1.26)	3.70		0.92	1.13	(0.47)

Distributions(b)
From net investment income	(0.09)	(0.14)		(0.10)	(0.10)	(0.23)	(0.17)
From net realized gain	—	(1.25)	—		—	(0.15)	(0.16)

Total distributions	(0.09)	(1.39)		(0.10)	(0.10)	(0.38)	(0.33)

Net asset value, end of period	$13.15	$12.69	$15.34		$11.74	$10.92	$10.17

Total Return(c)
Based on net asset value	4.38%	(9.29)%	31.59	%(d)	8.49%	11.58%	(4.54)%

Ratios to Average Net Assets(e)
Total expenses	1.04%	2.83%	5.15	%(f)(g)	5.50%	6.24%	3.43%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50	%(f)	0.50%	0.50%	0.52%

Net investment income	1.55%	0.94%	0.93	%(f)	1.05%	1.85%	1.16%

Supplemental Data
Net assets, end of period (000)	$273	$7,142	$7,875		$5,984	$5,517	$5,118

Portfolio turnover rate	65%	66%		32%	73%	74%	205%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.28%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Notes to Financial Statements

1.	ORGANIZATION

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock GA Disciplined Volatility Equity Fund	GA Disciplined Volatility Equity	Diversified
BlackRock GA Dynamic Equity Fund	GA Dynamic Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of GA Disciplined Volatility Equity include the account of Cayman GA Disciplined Volatility Equity Fund, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of GA Disciplined Volatility Equity and primarily invests in commodity-related instruments. The Cayman Subsidiary enables GA Disciplined Volatility Equity to hold these commodity-related instruments and satisfy regulated investment company tax requirements. GA Disciplined Volatility Equity may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $124,815, which is 0.1% of GA Disciplined Volatility Equity’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to GA Disciplined Volatility Equity, except that the Cayman Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Funds’ ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements   (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements   (continued)

subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Total return swaps—Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of

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Notes to Financial Statements   (continued)

Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	GA Disciplined Volatility Equity	GA Dynamic Equity

First $1 billion	0.40%	0.40%
$1 billion — $3 billion	0.38	0.38
$3 billion — $5 billion	0.36	0.36
$5 billion — $10 billion	0.35	0.35
Greater than $10 billion	0.34	0.34

The Manager provides investment management and other services to the Cayman Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiary for providing investment management or administrative services. However, GA Disciplined Volatility Equity pays the Manager based on the Fund’s net assets, which includes the assets of the Cayman Subsidiary.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2023, the Funds did not pay any amounts to affiliates in return for these services.

For the year ended April 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Class K	Total

GA Disciplined Volatility Equity	$65,782	$17	$65,799
GA Dynamic Equity	71,970	23	71,993

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

GA Disciplined Volatility Equity	$3,544
GA Dynamic Equity	5,067

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

GA Disciplined Volatility Equity	$137
GA Dynamic Equity	3,381

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements   (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Class K

GA Disciplined Volatility Equity	0.55%	0.50%
GA Dynamic Equity	0.55	0.50

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2023, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

GA Disciplined Volatility Equity	$356,922
GA Dynamic Equity	360,040

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific in the Statements of Operations. For the year ended April 30, 2023, class specific expense waivers and/or reimbursements were as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Class K	Total

GA Disciplined Volatility Equity	$25,199	$19	$25,218
GA Dynamic Equity	29,226	23	29,249

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective June 1, 2024, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

As of April 30, 2023, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring

Fund Name/Fund Level/Share Class	04/30/24	06/01/24

GA Disciplined Volatility Equity
Fund Level	$299,379	$356,922
Institutional	6,218	25,199
Class K	12	19
GA Dynamic Equity
Fund Level	339,911	360,040
Institutional	4,362	29,226
Class K	17	23

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on April 30, 2023:

Fund Name/Fund Level/Share Class	Expired 04/30/23

GA Disciplined Volatility Equity
Fund Level	$187,531
Institutional	42
Class K	13
GA Dynamic Equity
Fund Level	210,465

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Notes to Financial Statements   (continued)

Fund Name/Fund Level/Share Class	Expired 04/30/23

Institutional	36
Class K	19

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2023, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended April 30, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

GA Disciplined Volatility Equity	$248,013,519	$201,344,026
GA Dynamic Equity	126,123,295	53,378,317

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/23	Year Ended 04/30/22

GA Disciplined Volatility Equity
Ordinary income	$3,412,891	$435,631
Long-term capital gains	—	343,645

	$3,412,891	$779,276

GA Dynamic Equity
Ordinary income	$624,679	$473,258
Long-term capital gains	—	571,309

	$624,679	$1,044,567

As of April 30, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

GA Disciplined Volatility Equity	$714,273	$(4,349,730)	$6,144,417	$2,508,960
GA Dynamic Equity	508,666	(3,146,066)	3,996,455	1,359,055

(a)	Amounts available to offset future realized capital gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements   (continued)

(b)

The difference between book-basis and tax-basis net unrealized gains/losses was attributable primarily to the tax deferral of losses on wash sales and straddles and the realization for tax purposes of unrealized gains/losses on certain foreign currency and futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the accounting for swap agreements.

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

GA Disciplined Volatility Equity	$102,401,173	$8,619,165	$(2,470,355)	$6,148,810
GA Dynamic Equity	140,723,189	9,968,793	(5,833,774)	4,135,019

9.	BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchases and exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded options purchases and exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 04/30/23			Year Ended 04/30/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

GA Disciplined Volatility Equity
Institutional
Shares sold	8,138,425	$91,849,732	5,043,484	$63,438,773
Shares issued in reinvestment of distributions	286,292	3,187,600	25,989	336,963
Shares redeemed	(4,073,303)	(46,321,943)	(465,668)	(5,815,602)

	4,351,414	$48,715,389	4,603,805	$57,960,134

Class K
Shares sold	887	$11,948	—	$—
Shares issued in reinvestment of distributions	20,223	225,291	34,703	442,313
Shares redeemed	(569,489)	(6,344,107)	—	—

	(548,379)	$(6,106,868)	34,703	$442,313

	3,803,035	$42,608,521	4,638,508	$58,402,447

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements   (continued)

	Year Ended 04/30/23			Year Ended 04/30/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

GA Dynamic Equity
Institutional
Shares sold	9,458,004	$118,059,596	4,299,920	$61,269,813
Shares issued in reinvestment of distributions	47,267	574,866	21,946	321,242
Shares redeemed	(2,467,838)	(30,970,420)	(399,272)	(5,443,666)

	7,037,433	$87,664,042	3,922,594	$56,147,389

Class K
Shares sold	—	$—	30	$450
Shares issued in reinvestment of distributions	4,111	49,813	49,575	723,325
Shares redeemed	(546,365)	(6,761,474)	—	—

	(542,254)	$(6,711,661)	49,605	$723,775

	6,495,179	$80,952,381	3,972,199	$56,871,164

As of April 30, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Class K

GA Disciplined Volatility Equity	22,543
GA Dynamic Equity	20,559

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund and the Board of Trustees of Managed Account Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund of Managed Account Series (the “Funds”), including the schedules of investments, as of April 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, for the period from November 1, 2020 through April 30, 2021, and for each of the three years in the period ended October 31, 2020, and the related notes. Such financial statements and financial highlights of BlackRock GA Disciplined Volatility Equity Fund are consolidated for each of the two years in the period then ended April 30, 2023, for the period from November 1, 2020 through April 30, 2021, and for the year ended October 31, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2023, and the results of their operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the period from November 1, 2020 through April 30, 2021, and for each of the three years in the period ended October 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	49

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2023:

Fund Name	Qualified Dividend Income

GA Disciplined Volatility Equity	$1,260,661
GA Dynamic Equity	1,371,870

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended April 30, 2023:

Fund Name	Federal Obligation Interest

GA Dynamic Equity	$36,760

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

GA Disciplined Volatility Equity	17.02%
GA Dynamic Equity	80.06

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2023:

Fund Name	Interest Dividends

GA Disciplined Volatility Equity	$117,853
GA Dynamic Equity	156,548

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2023:

Fund Name	Interest Related Dividends

GA Disciplined Volatility Equity	$117,853
GA Dynamic Equity	156,548

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Managed Account Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	51

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2019)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Trustee (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2016)	Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2015)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	53

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2019)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 537-4942.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	55

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 537-4942; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Accounting Agent	Independent Registered Public Accounting Firm
State Street Bank and Trust Company	Deloitte & Touche LLP
Boston, MA 02114	Boston, MA 02116

Custodian	Legal Counsel
Brown Brothers Harriman & Co.	Sidley Austin LLP
Boston, MA 02109	New York, NY 10019

Transfer Agent	Address of the Funds
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	57

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

SEK	Swedish Krona

TWD	New Taiwan Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CVA	Certificaten Van Aandelen (Dutch Certificate)

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MASGA-04/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock GA Disciplined Volatility Equity Fund	$40,902	$39,372	$44	$0	$20,100	$22,000	$218	$420
BlackRock GA Dynamic Equity Fund	$40,902	$39,372	$44	$0	$25,300	$19,400	$218	$420

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock GA Disciplined Volatility Fund	$20,362	$22,420
BlackRock GA Dynamic Equity Fund	$25,562	$19,820

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: June 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: June 22, 2023